UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

ASSET ENTITIES INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 9, 2025, Asset Entities Inc., a Nevada corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”). As of July 21, 2025, the record date for the Special Meeting, there were 1,000,000 shares of Class A Common Stock, $0.0001 par value per share (“Existing Class A Common Stock”), representing 10,000,000 votes entitled to vote on the proposals presented at the Special Meeting, and 15,624,395 shares of Class B Common Stock, $0.0001 par value per share (“Existing Class B Common Stock”), representing 15,624,395 votes entitled to vote on the proposals presented at the Special Meeting, of which 14,286,382.35 votes, or approximately 55.75% of the voting power, were present in person or represented by proxy, which constituted a quorum. The proposals are described in greater detail in the Company’s Definitive Proxy Statement as filed with the SEC on August 22, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated by reference herein. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting.

1. A proposal to approve and adopt an (i) amendment and restatement of the existing Articles of Incorporation of the Company, which, among other things, (A) redesignates the Existing Class A Common Stock as “Class B Common Stock” (which will continue to be high vote stock), $0.001 par value per share (the “New Class B Common Stock”), and redesignates the Existing Class B Common Stock as “Class A Common Stock” (which will continue to be low vote stock), $0.001 par value per share (the “New Class A Common Stock” and, together with the New Class B Common Stock, the “New Common Stock”), and (B) changes the name of the Company to “Strive, Inc.”, and (ii) amendment and restatement of the existing Bylaws of the Company, in connection with the merger (the “Merger”) of Alpha Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of the Company (“Merger Sub”), with and into Strive Enterprises, Inc., an Ohio corporation (“Strive”), with Strive being the surviving entity in accordance with the Amended and Restated Agreement and Plan of Merger, dated as of June 27, 2025, by and among the Company, Merger Sub and Strive (the “Merger Agreement”). The proposal was approved as set forth below:

For	Against	Abstain
14,216,171.35	65,337	4,874

2. A proposal to approve the (i) issuance of the New Class B Common Stock in the Merger, which will represent (or are convertible into) more than 20% of the shares of New Common Stock outstanding immediately prior to the Merger pursuant to Nasdaq Listing Rule 5635(a), and (ii) change of control resulting from the Merger pursuant to Nasdaq Listing Rule 5635(b). The proposal was approved as set forth below:

For	Against	Abstain
14,210,689.35	70,945	4,748

3. A proposal to approve the issuance of securities, including (i) shares of New Class A Common Stock to certain investors, (ii) related warrants, and (iii) shares of New Class A Common Stock to certain contributors of digital assets pursuant to Section 351 of the Internal Revenue Code of 1986, as amended, and in each case to be issued concurrently with the closing of the transactions contemplated by the Merger Agreement, which, collectively, will represent (or are convertible into) more than 20% of the shares of New Common Stock outstanding immediately prior to such issuance pursuant to Nasdaq Listing Rule 5635(d). The proposal was approved as set forth below:

For	Against	Abstain
14,160,752.35	159,444	6,705

The Merger is expected to close on or about September 12, 2025, subject to the conditions precedent to the Company’s, Merger Sub’s and Strive’s obligations to consummate the transactions under the Merger Agreement being satisfied or waived.

Item 7.01 Regulation FD Disclosure.

On September 9, 2025, the Company issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Exchange Act, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and the Company, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Strive, the Company or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following:

●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement between Strive, the Company and the other parties thereto;

●	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;

●	the outcome of any legal proceedings that may be instituted against Strive or the Company or the combined company;

●	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Strive or the Company operate;

●	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

●	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

●	the diversion of management’s attention from ongoing business operations and opportunities;

●	potential adverse reactions of Strive’s or the Company’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

●	changes in the Company’s share price before closing; and

●	other factors that may affect future results of Strive, the Company or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, the Company’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s, the Company’s or the combined company’s results.

Although each of Strive and the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive or the Company will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in the Company’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by the Company with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, the Company or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements speak only as of the date they are made and Strive and the Company undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2025	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
	Name:	Arshia Sarkhani
	Title:	Chief Executive Officer and President

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